43RD ANNUAL ENERGY CONFERENCE Scotia Howard Weil Todd Stevens| President & CEO| New Orleans, LA| March 25, 2015

Forward-Looking / Cautionary Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements included in this presentation that address activities, events or developments that California Resources Corporation (“we,” “us” or “our”) assumes, plans, expects, believes or anticipates will or may occur in the future are forward-looking statements. The words “believe,” “expect,” “may,” “estimate,” “will,” “anticipate,” “plan,” “intend,” “foresee,” “should,” “would,” “could,” or other similar expressions are intended to identify forward-looking statements. Forward-looking specifically include our expectations of the results of our plans, strategies, objectives and anticipated financial and operating results, including our drilling program, production, hedging activities, capital expenditure levels and other guidance included in this presentation. These statements are based on assumptions based on our expectations and perception of historical trends, current conditions, anticipated future developments and other factors. Many of the assumptions, risks and uncertainties, are beyond our control, and may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include commodity pricing; vulnerability to economic downturns and adverse developments in our business due to our debt; insufficiency of our operating cash flow to fund planned capital expenditures; inability to implement our capital investment program profitably or at all; compliance with regulations or changes in regulations and our ability to obtain government permits and approvals; risks of drilling; regulatory initiatives relating to hydraulic fracturing and other well stimulation techniques; tax law changes; competition for and costs of oilfield equipment, services, qualified personnel and acquisitions; risks related to our acquisition activities; the subjective nature of estimates of proved reserves and related future net cash flows; any need to impair the value of our oil and natural gas properties; compliance with laws and regulations, including those pertaining to land use and environmental protection; restrictions on our ability to obtain, use, manage or dispose of water; inability to operate in the United States outside of California; inability to drill identified locations when planned or at all; concerns about climate change and air quality issues; catastrophic events for which we may be uninsured or underinsured; cyber attacks; operational and other issues (including strikes) that restrict market access; and uncertainties related to the spin-off, and the anticipated effects of restructuring or reorganizing our business. Any forward- looking statement speaks only as of the date on which made and we undertake no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. This presentation includes financial measures that are not in accordance with generally accepted accounting principles (“GAAP”), including adjusted EBITDAX. While management believes that such measures are useful for investors, they should not be used as a replacement for financial measures that are in accordance with GAAP. For a reconciliation of adjusted EBITDAX to the nearest comparable measure in accordance with GAAP, please see the Appendix. 2

Sacramento Basin 19 MMBoe Proved Reserves 9 MBoe/d production San Joaquin Basin 525 MMBoe Proved Reserves 112 MBoe/d production Ventura Basin 58 MMBoe Proved Reserves 9 MBoe/d production Los Angeles Basin 166 MMBoe Proved Reserves 29 MBoe/d production • World-Class Resource Base  In 4 of 12 largest fields in the continental U.S.  768 MMBoe proved reserves • Capital Structure  No near-term debt maturities, liquidity events  Reviewing options to reduce spin-off debt  Management rapidly reduced capital program in November to operate within cash flows • Positioned to Grow as Prices Normalize  Internally funded capital program designed to live within cash flow and drive growth • 203% organic proved reserve replacement • F&D cost of $17.68/boe • >17,000 potential net drilling locations  Operating flexibility to shift basins and drive mechanisms to optimize growth through cycles CRC at a Glance 3

14,450 73% 2,000 10% 2,350 12% 1,000 5% San Joaquin Basin Los Angeles Basin Sacramento Basin Ventura Basin Overview of California Resources Corporation California Pure-Play Net Resource Overview • An independent E&P company spun off by Occidental • Focused on high-return assets in California • Largest privately-held acreage-holder with 2.4 million net acres1 • ~60% of total net mineral interests position held in fee1 • Conventional and unconventional opportunities • Primary production • Waterfloods & gas injection • Steam / EOR • Substantial base of Proved Reserves1 • 768 MMBoe (72% PD, 72% oil, 83% liquids) • PV-10 of $16.1 billion (SEC 5 year rule applied to PUDs) Avg. net production by basin (12/31/2014) San Joaquin Basin 68% 70% PD Los Angeles Basin 22% 76% PD Ventura Basin 8% 71% PD Sacramento Basin 2% 95% PD San Joaquin Basin 70% 57% Oil Los Angeles Basin 18% 100% Oil Ventura Basin 6% 69% Oil Sacramento Basin 6% 1 As of 12/31/2014 219,800 locations in known formations as of 12/31/14. Does not include 6,400 prospective resource locations. Total proved reserves by basin (12/31/2014) Total identified gross drilling locations by basin2 19,800 total gross locations2 768 MMBoe, 72% PD, 72% oil 159 MBoe/d, 63% oil 4

• Resource base enables predictable production profile  Conventional assets have relatively low decline rates, long production life  Steamflood and waterflood investments will deliver crude oil growth in 2015 with little new investment  Large inventory of conventional development projects that are expected to be repeatable, with low technical risk • Application of modern technologies produces growth opportunity in California  Deferring many high-return project opportunities until prices rise  Identifying investments economically viable through commodity price cycles CRC’s Average Production Expected to Be Essentially Flat in 2015 versus 2014 5

Drilling ~$150 ~34% Dev. Facility ~$130 ~30% Workovers ~$50 ~11% Exploration ~$15 ~3% Other ~$95 ~22% Commentary 2015 Drilling Capital Budget – By Basin 2015 Total Capital Budget 2015 Capital Budget (MM)– By Drive San Joaquin $100 67% Los Angeles $50 33% • 2015 capital budget of $440 million expected to be directed almost entirely towards oil-weighted production • Expect to keep production essentially flat without exceeding cash flows • $150 million allocated to development drilling, entirely focused on San Joaquin and Los Angeles basins Total: $440 million Total: $150 million Primary $40 9% Unconventional $35 8% Waterfloods $175 40% Steamfloods $155 35% Exploration $15 3% Other, $20 , 5% 1Other includes land, seismic, maintenance and other investments. 1 6 Self-Funded Capital Investment Program

• Exploring adjustments to capital structure  Total long-term debt: ~$6.4 billion at Year-end 2014  Have received a 24-month amendment to revolver and term loan  Resource base enables a variety of alternatives, e.g. asset monetizations, JVs, MLPs subject to loan and tax sharing agreement restrictions  Given the long time horizon of the company’s asset base, management is conducting a disciplined assessment of the various alternatives to optimize shareholder value • Our model for internally funded capital budgets  Capital budget is internally funded and lives within free cash flow after debt service  We select projects on the basis of potential future value (VCI)1  We target expected value creation of 30% per invested dollar using VCI metric  Maintain significant operational flexibility to adjust production Capital Allocation Priority: De-Leveraging Balance Sheet 7 1 The VCI for each project is calculated by dividing the net present value of the project's pre-tax cash flow over its life by the present value of the investment, using a 10% discount rate. Projects are expected to meet a VCI of 1.3, meaning that 30% of expected value is created over every dollar invested.

• Deleveraging is a priority • Recently approved credit facility amendment provides additional financial flexibility • Strategic and opportunistic commodity hedging to support capital program Capitalization as of 12/31/14 ($MM) $2.0Bn Senior Unsecured RCF 1 360 Senior Unsecured Term Loan 1,000 Senior Unsecured Notes 5,000 Total Debt 6,360 Equity 2,611 Total Capitalization $8,971 Total Debt / Capitalization 71% Total Debt / LTM Adjusted EBITDAX 2.5x Adjusted EBITDAX / Interest expense 2 8.1x PV-10 3 / Total Debt 2.53x Total Debt / Proved Reserves ($/Boe) $8.28 Total Debt / PD Reserves ($/Boe) $11.52 Total Debt / Production ($/Boepd) $40,000 $25 $625 $1,000 $1,750 $2,250 $0 $500 $1,000 $1,500 $2,000 $2,500 Ja n -1 6 Ju l- 1 6 Ja n -1 7 Ju l- 1 7 Ja n -1 8 Ju l- 1 8 Ja n -1 9 Ju l- 1 9 Ja n -2 0 Ju l- 2 0 Ja n -2 1 Ju l- 2 1 Ja n -2 2 Ju l- 2 2 Ja n -2 3 Ju l- 2 3 Ja n -2 4 Ju l- 2 4 Term Loan Te Debt Maturities ($MM) 1 We have the ability to incur total net borrowings of $1.25 billion through 12/31/16. CRC expects to borrow an additional ~$300 million to fund working capital requirements. 2 Assumes full year interest expense at indicated debt levels and current interest rates 3 PV-10 shown as of 12/31/14 based on SEC five-year rule applied to PUDs using SEC price deck. Capital Structure & Hedges 8 2015 Crude Oil Brent Hedges $0 $10 $20 $30 $40 $50 $60 $70 $80 Q1 Q2 Q3 Q4 100,000 Bbl/d put 40,000 Bbl/d put 30,000 Bbl/d call 30,000 Bbl/d put 30,000 Bbl/d call

9 Long Term Value Creation Driven by World Class Asset Base

0 50 100 150 200 250 300 G ro ss O p er at ed M B o e/ d Top California Producers in 2014* Growth of Top California Producers 192 159 139 39 37 - 20 40 60 80 100 120 140 160 180 200 CRC CVX Aera Energy FCX LINE G ro ss O p er at ed M B o e/ d Aera Chevron CRC *Gross operated production from DOGGR, data for 2014 average through October. CRC is the Leading Operator in California 10

Total California as of 12/31/2014 Net Proved Reserves (MMBoe) 768 % Oil– Net Proved 72% Pre-Tax Proved PV-10 ($ millions)1 $16,091 2014 Avg. Net Production (MBoe/d) 159 % Oil 63% Net Acreage (‘000 acres) 2,407 Identified Gross Locations 19,800 1 PV-10 shown as of 12/31/14 based on SEC five-year rule applied to PUDs using SEC-based realized price deck of $95.20/Bbl and $4.73/Mcf. San Joaquin Basin Los Angeles Basin Ventura Basin Sacramento Basin 2014 Net Proved Reserves (MMBoe) 525 166 58 19 % Liquids – Net Proved 80% 98% 88% 0% 2014 Avg. Net Production (MBoe/d) 112 29 9 9 % Oil 57% 100% 69% 0% 2014 Net Acreage (million acres) 1.6 <0.1 0.3 0.5 Identified Gross Locations 14,450 2,000 2,350 1,000 11 World Class Assets with Significant Development Opportunities • Diversity of basins, drive mechanisms. • Predictable production, low decline rates. • Multi-stacked reservoirs. • Development targets include repeatable projects with low technical risk.

Recovery Factors for Discovered Fields¹ 9 40 0 5 10 15 20 25 30 35 40 45 Cum Recovered to Date Remaining 3P + Contingent RF + 10% RF + 15% RF + 20% Original in Place Billion Boe 1 Does not include undiscovered unconventional resource potential. • In place volumes of ~40 Bn Boe at low recovery factor (22%) to date • Conventional “value chain” approach to life of field development • Unconventional success with great upside positioning • Untapped opportunities to apply technology advances to California • Good return projects that can withstand a variety of price environments Large in Place Volumes with Significant Upside for CRC 12

• Conventional fields in various stages of development • Base assets in place – advancing recovery with traditional means • Moving recoveries from primary through EOR • Primary (94 fields) • Production with natural energy of reservoir or gravity drainage • Waterflood (17 fields) • Incremental recovery beyond primary with pressure support and displacement • Steam / EOR (13 fields) • Enhanced recovery from reservoirs using techniques such as steam, CO2, etc 0 10 20 30 40 50 60 70 80 Primary Waterflood Steam R e co ve ry o f O ri g. in P la ce ; R F% Approximate current average CRC RF% Development program is based on reservoir characteristics, reserves potential, and expected returns Typical Recoveries by Mechanism Type Creating a Recovery Value Chain 13

$95.12 $94.21 $97.97 $93.00 $103.80 $104.02 $104.16 $92.30 $110.90 $111.70 $108.76 $99.51 $80 $90 $100 $110 $120 2011 2012 2013 2014 $ /B b l WTI Realizations Brent $4.11 $2.81 $3.66 $4.39$4.31 $2.94 $3.73 $4.34 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 4.5 5.0 2011 2012 2013 2014 $ /M cf NYMEX Realizations NGL Price Realization - % of WTI Realization % of WTI 109% 110% 106% 99% Realization % of NYMEX 105% 105% 102% 101% Oil Price Realization Gas Price Realization • Since California imports a significant percentage of its crude oil requirements, California refiners typically purchase crude oil at international index-based prices for comparable grades • California also imports approximately 90% of its natural gas • Discrete California market issues, including refinery strikes, have impacted differentials 74% 56% 51% 51% 0% 10% 20% 30% 40% 50% 60% 70% 80% 2011 2012 2013 2014 % o f W TI CRC – Price Realizations 14

0 20 40 60 80 100 120 140 1998 2000 2002 2004 2006 2008 2010 2012 2014 N et M B o e/ d • CRC’s flagship asset, a 104-year old field with exploration opportunities • Large fee property with multiple stacked reservoirs • Light oil from conventional and unconventional production • Largest gas and NGL producing field in CA, one of the largest fields in the continental U.S.1, >3,000 producing wells • 7.8 billion barrels OOIP and cumulative production of 1.6 billion Boe2 • In 2014, produced 64 MBoe/d (40% of total production) • 540 MMcf/d processing capacity • 2 CO2 removal plants • Over 4,200 miles of gathering lines • 3 gas plants (including California’s largest) • 45 MW cogeneration plant • 550 MW power plant Overview Comprehensive Infrastructure Field Map Production History 1DOGGR data and U.S. Energy Information Administration. Elk Hills Buena Vista RR Gap Elk Hills Field - Overview 15 2 Information based on CRC internal estimates.

- 50 100 150 200 250 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 M M B o e Net Proved Reserves Production to Date Overview Field Map Proved Reserves & Cumulative Production Structure Map & Acquisition History * • CRC’s flagship coastal asset: acquired in 2000 • Field discovered in 1932; 3rd largest field in the U.S. • Over 7 billion barrels OOIP (34% recovered to date)1 • Depths 2,000’ – 10,000’ (TVDSS) • 2014 avg. production of 36.0 MBoe/d (gross) • Over 8,000 wells drilled to date • PSC (Working Interest and NRI vary by contract) • CRC partnering with State and City of Long Beach *Proved reserves prior to 2009 represent previously effective SEC methodology. Proved reserves for 2009 – 2014 are based on current SEC reserve methodology and SEC pricing. 1 Information based on CRC internal estimates. Tidelands Acquired: 2006 Belmont Offshore Acquired: 2003 Long Beach Unit Acquired: 2000 Pico Properties Acquired: 2008 Wilmington Field - Overview 16

0 50 100 150 200 250 300 350 400 450 500 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 5,000 1 9 9 5 1 9 9 6 1 9 9 7 1 9 9 9 2 0 0 0 2 0 0 1 2 0 0 3 2 0 0 4 2 0 0 5 2 0 0 7 2 0 0 8 2 0 0 9 2 0 1 1 2 0 1 2 2 0 1 3 2 0 1 5 # o f W e ll s B O P D BOPD Well Count Ownership by Other Companies ROR Sensitivity Conventional Waterflood Example Type Curve Economics @ $70 Average Pattern cost ($MM) $0.45 % Oil 100% VCI 4.4 Payback (years) 1.1 Net F&D ($ / Boe)1 $6.30 • Field discovered in 1920s by a major oil company • Multiple stacked zones 1,200’ – 2,000’ • 150 MMBoe in place at 6% RF • Acquired property in 2009 • Geologic re-characterization and modeling • Applying modern technologies • Producing 2,700 Bopd (100% oil) as of Q4’14 • 200 potential locations CRC Acquired Mount Poso Red outline indicates base case for type curve economic at average field NRI. 1 Refer to Endnote reference 2 in the Appendix for detail on the calculation of F&D costs. EUR (Gross) MBoe O il P ri ce s (B re n t$ / B b l) risk 43 65 87 109 131 $80 76% 126% 178% 231% 287% $70 62% 105% 149% 194% 241% $60 48% 84% 120% 157% 195% EUR – Estimated Ultimate Recovery. 17

Conventional Steamflood Example • Eastern San Joaquin Valley Steamflood • Two major intervals 1,500’ – 2,500’ • 500 MMBoe in place at 35% RF • Field extension • Geologic re-characterization • Facilities expansion in 2013 • Production grew at 35% in 2014 • 50% growth in steam generation • 800+ potential locations (~110 patterns) EUR (Gross) MBoe O il P ri ce s (B re n t $ / B b l) 140 160 180 200 220 $80 42% 51% 60% 69% 77% $70 32% 40% 47% 54% 62% $60 21% 28% 34% 40% 46% 7 Spot Inv Pattern cost ($MM) $1.4 % Oil 100% VCI 2.9 Payback (years) 2.2 Net F&D ($ / Boe)1 $9.00 ROR Sensitivity Type Curve Economics @ $70 Year over Year Performance EUR – Estimated Ultimate Recovery. Red outline indicates base case for type curve economics. 1 Refer to Endnote reference 2 in the Appendix for detail on the calculation of F&D costs. 40,000 50,000 60,000 70,000 80,000 90,000 100,000 110,000 6,000 7,000 8,000 9,000 10,000 11,000 12,000 13,000 14,000 15,000 Ja n -1 3 Fe b -1 3 M ar -1 3 A p r- 1 3 M ay -1 3 Ju n -1 3 Ju l- 1 3 A u g- 1 3 Se p -1 3 O ct -1 3 N o v- 1 3 D ec -1 3 Ja n -1 4 Fe b -1 4 M ar -1 4 A p r- 1 4 M ay -1 4 Ju n -1 4 Ju l- 1 4 A u g- 1 4 Se p -1 4 O ct -1 4 N o v- 1 4 D ec -1 4 B SP D B O P D Net Oil (bopd) Steam (bspd) 2013 2014 2013 Avg 8,400 bopd 62,000 bspd 2014 Avg 11,300 bopd 93,000 bspd 18

Proven Track Record in Sensitive Environments • Operator of choice in coastal environments • Proven coexistence with sensitive environmental receptors • 2 billion gallons of water supplied to agriculture in 2014 • Excellence in safety and mechanical integrity 19

• World-class asset base with diverse and rich resources. • Capacity for significant production growth at higher prices as we develop high-return, lower-risk development opportunities. • Committed to capital budgets that live within our cash flows. • As we bring our capital structure in line with today’s prices, we’re considering a wide variety of options to de-leverage. • Legacy of safe production and solid regulatory relationships in California. Well Positioned for Growth in Recovery 20

21 California Resources Corporation Appendix

Cautionary Statements Regarding Hydrocarbon Quantities We have provided internally generated estimates for proved reserves and aggregated proved, probable and possible reserves (“3P Reserves”) as of December 31, 2014 in this presentation, with each category of reserves estimated in accordance with SEC guidelines and definitions, though we have not reported all such estimates to the SEC. As used in this presentation: • Probable reserves. We use deterministic methods to estimate probable reserve quantities, and when deterministic methods are used, it is as likely as not that actual remaining quantities recovered will exceed the sum of estimated proved plus probable reserves. • Possible reserves. We use deterministic methods to estimate possible reserve quantities, and when deterministic methods are used to estimate possible reserve quantities, the total quantities ultimately recovered from a project have a low probability of exceeding proved plus probable plus possible reserves. The SEC prohibits companies from aggregating proved, probable and possible reserves estimated using deterministic estimation methods in filings with the SEC due to the different levels of certainty associated with each reserve category. Actual quantities that may be ultimately recovered from our interests may differ substantially from the estimates in this presentation. Factors affecting ultimate recovery include the scope of our ongoing drilling program, which will be directly affected by commodity prices, the availability of capital, regulatory approvals, drilling and production costs, availability of drilling services and equipment, drilling results, lease expirations, transportation constraints and other factors; actual drilling results, which may be affected by geological, mechanical and other factors that determine recovery rates; and budgets based upon our future evaluation of risk, returns and the availability of capital. In this presentation, we may use the term “oil-in-place” or other descriptions of resource potential which the SEC guidelines restrict us from including in filings with the SEC. These have been estimated internally without review by independent engineers and include shale resources which are not considered in most older, publicly available estimates. We use the term “oil-in-place” in this presentation to describe estimates of potentially recoverable hydrocarbons remaining in the applicable reservoir. Actual recovery of these potential resource volumes is inherently more speculative than recovery of estimated reserves and any such recovery will be dependent upon future design and implementation of a successful development plan. Management’s estimate of original hydrocarbons in place includes historical production plus estimates of proved, probable and possible reserves and a gross resource estimate that has not been reduced by appropriate factors for potential recovery and as a result differs significantly from estimates of hydrocarbons that can potentially be recovered. Ultimate recoveries will be dependent upon numerous factors including those noted above. 22

Cautionary Statements Regarding Hydrocarbon Calculations 23 Finding and Development costs for the capital program are calculated by dividing the costs incurred from the capital program (development and exploration costs) by the amount of proved reserves added in the same year from improved recovery and extensions and discoveries (excluding acquisitions and revisions). Our management believes that reporting our finding and development costs can aid evaluation of our ability to add proved reserves at a reasonable cost and is not a substitute for our GAAP disclosures. Various factors, including timing differences and effects of commodity price changes, can cause finding and development costs to reflect costs associated with particular reserves imprecisely. For example, we will need to make more investments in order to develop the proved undeveloped reserves added during the year and any future revisions may change the actual measure from that presented above. Our calculations of finding and development costs may not be comparable to similar measures provided by other companies. There is no guarantee that historical sources of reserves additions will continue as many factors outside management's control, including the underlying geology, commodity prices and availability of capital, affect reserves additions. Management uses this measure to gauge results of its capital allocation. The measure is limited in that reserves may be added and produced based on costs incurred in separate periods and other oil and gas producers may use different replacement ratios affecting comparability. In addition, our production forecasts and expectations for future periods are dependent upon many assumptions, including estimates of production decline rates from existing wells and the undertaking and outcome of future drilling activity, which may be affected by significant commodity price declines or drilling cost increases.

Non-GAAP Reconciliation for Adjusted EBITDAX For the Year Ended December 31, ($ in millions) 2014 2013 Net Income/(loss) ($1,434) $869 Interest Expense 72 - Income taxes expense/(benefit) (987) 578 Depreciation, depletion and amortization 1,198 1,144 Exploration expense 139 116 Asset Impairments 3,402 - Other (a) 158 26 Adjusted EBITDAX $2,548 $2,733 Net cash provided by operating activities $2,371 $2,476 Interest expense 72 - Current income taxes 165 318 Cash exploration expenses 38 44 Changes in operating assets and liabilities (143) (103) Other, net 45 (2) Adjusted EBITDAX $2,548 $2,733 a – Includes non-cash and unusual, infrequent charges 24

25 • Lender group approved several amendment provisions to provide CRC additional flexibility to manage our business through challenging commodity price environment while remaining unsecured • Amended financial covenants that revert to original levels over 24 months  Consolidated Leverage Ratio  Consolidated Interest Expense Ratio  Asset Coverage Ratio (effective immediately) • Other amendment changes  Liens basket reduction from 15% to 5%  Minimum liquidity required of $750 million  Borrowing Base security provisions begin at BB- or Ba3 corporate ratings  Asset coverage ratio based on bank price deck Recently Approved Credit Facility Amendment Provides Additional Financial Flexibility Consolidated leverage ratio Consolidated interest expense ratio 4.50x 4.75x 6.25x 8.25x 8.00x 7.25x 6.75x 6.25x 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 2015E 2016E New covenant maximum Prior covenant maximum: 4.50x 2.50x 2.50x 2.50x 2.25x 2.50x 2.50x 2.50x 2.50x 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 2015E 2016E New covenant minimum Prior covenant minimum: 2.50x

Acquisitions Over the Years 0 500,000 1,000,000 1,500,000 2,000,000 2,500,000 Acquisition Date San Joaquin and Sacramento Basin Minerals San Joaquin MineralsSan Joaquin Basin Minerals and North Shafter SJV North SJV and Sac Stockdale SJV Central Huntington Beach Buena Vista Hills Kettleman North Dome Lost Hills Elk Hills Vintage Merger N et A cr es ~40M acres Elk Hills and Kern Front 1.2MM acres Acquisition of Vintage and CA EOG assets 2.4M acres Leading privately held acreage position in the state 1998 2009 2014 Tidelands Thums 26

San Joaquin Basin • Oil and gas discovered in the late 1800s • Currently accounts for ~70% of CRC production • ~25 billion barrels OOIP in CRC fields1 • Cretaceous to Pleistocene sedimentary section (>25,000 feet) • Source rocks are organic rich shales from Moreno, Kreyenhagen, Tumey, and Monterey Formations • Thermal techniques applied since 1960s • 2014 avg. of 112 MBoe/d (57% oil) • Elk Hills is the flagship asset (~57% of CRC San Joaquin production) • Two core steamfloods - Kern Front and Lost Hills • Early stage waterfloods at Buena Vista and Mount Poso Overview Key Assets Basin Map -Legend- Oxy Land Oil Fields Gas Fields Buena Vista Pleito Ranch Elk Hills Kettleman Lost Hills Mt Poso CRC Land Kern Front 27 1 Information based on CRC internal estimates.

Los Angeles Basin • Large, world class basin with thick deposits • Kitchen is the entire basin, hydrocarbons did not migrate laterally; basin depth (>30,000 ft) • ~10 billion barrels OOIP in CRC fields1 • Most significant discoveries date to the 1920s – past exploration focused on seeps & surface expressions • Very few deep wells (> 10,000 ft) ever drilled • Focus on urban, mature waterfloods, with generally low technical risk and proven repeatable technology across huge OOIP fields • 2014 avg. net production of 29 MBoe/d • Over 20,000 net acres • Major properties are world class coastal developments of Wilmington and Huntington Beach Overview Key Assets Basin Map 28 1 Information based on CRC internal estimates.

Sacramento Basin • Exploration started in 1918 and focused on seeps and topographic highs. In the 1970s the use of multifold 2D seismic led to largest discoveries • Cretaceous Starkey, Winters, Forbes, Kione, and the Eocene Domengine sands • Most current production is less than 10,000 feet • 3D seismic surveys in mid 1990s helped define trapping mechanisms and reservoir geometries • CRC has 53 active fields (consolidated into 35 operating areas where we have facilities) • 2014 average net production of 9 MBoe/d (100% dry gas) • Produce 85% of basin gas with synergies of scale • Price and volume opportunity Overview Key Assets Basin Map 29

Ventura Basin • Estimated ~3.5 billion barrels OOIP in CRC fields1 • Operate 29 fields (about 40% of basin) • ~300,000 net acres • Multiple source rocks: Miocene (Monterey and Rincon Formations), Eocene (Anita and Cozy Dell Formations) • 2014 average net production of 9 MBoe/d • In 2013, shot 10 mi2 of 3D Seismic > First 3D seismic acquired by any company in the basin Overview Key Assets Basin Map • CRC has four early stage waterfloods • Ventura Avenue Field analog has >30% RF • CRC fields have 3.5 Bn Boe in place at 14% RF Waterflood Potential2 San Miguelito Oxnard Saticoy South Mountain Shiells CanyonRincon CRC Waterflood Fields Aera Waterflood CRC Primary Production Fields Ventura 1 Information based on CRC internal estimates. 2 Source: USGS 30

31 Capex Reduction 2014 2015 Oct Nov Dec Jan Feb Mar Rigs 28 25 6 4 3 3 Quarterly Operations CAPEX, $mm $520 $135-150 * • Focus on investing within expected cash flows despite availability of additional investment opportunities that are economic at current strip prices * - First Quarter 2015 Guidance

32 Opex Reduction 2014 Q1 Q2 Q3 Q4 Production costs $/boe 18.43 18.46 17.74 16.07 • Workforce redeployed to focus on reducing costs and building a robust project pipeline • Targeting 6-month payout on workovers at current prices • Downhole maintenance – reduced cycle times, ESP optimization, reduced failure rates, reduced non-productive time • Adjusted contractor workforce to current activity levels • Continuing emphasis on risk management and safe, environmentally-sound operations

33 • Measures value created per dollar investment (“Bang for the buck”) • Corporate Target 1.3 PV10 pre-tax cash flows PV10 of investments VCI = VALUE CREATION INDEX Project A Project B Project C Max IRR% Max VCI Max NPV Period Capital Cash Flow Capital Cash Flow Capital Cash Flow 0 1,000 (1,000) 1,000 (1,000) 2,500 (2,500) 1 - 1,100 - 125 - - 2 - 200 - 250 - - 3 - 100 - 500 - - 4 - 50 - 600 - - 5 - - - 700 - 5,000 1,000 450 1,000 1,175 2,500 2,500 NPV-10 $250 NPV-10 $491 NPV-10 $550 VCI-10 1.27 VCI-10 1.54 VCI-10 1.24 IRR 33% IRR 24% IRR 15%

Shale Geological Overview Major U.S. Shale PlaysCalifornia Unconventional Potential 0 GR 150 0 GR 150 0 GR 150 0 GR 150 0 GR 150 0 GR 150 3,000 2,000 1,000 Kreyenhagen Productive interval Target interval Moreno Bakken Barnett Eagle Ford N A B C D PG • Successful in upper Monterey using precise development approach • Expanding efforts into lower Monterey and other shales Play Depth (ft) Thickness (gross ft) Porosity (%) Permeability (mD) Total Organic Carbon (%) Upper Monterey1 3,500' – 12,000' 250' – 3,500' 5 – 30 <0.0001 – 2 1 – 12 Lower Monterey1 9,000' – 16,000' 200' – 500' 5 – 12 <0.001 – 0.05 2 – 18 Kreyenhagen1 8,000' – 16,000' 200' – 350' 5 – 15 <0.001 – 0.1 1 – 6 Moreno1 8,000' – 16,000' 200' – 300' 5 – 10 <0.001 – 0.1 2 – 6 Bakken 3,000' – 11,000' 6' – 145' 2 – 12 0.05 8 – 21 Barnett 5,400' – 9,500' 100' – 500' 4.0 – 9.6 <0.0001 – 0.1 4 – 8 Eagle Ford 5,000' – 12,000' 100' – 250' 3.4 – 14.6 0.13 2 – 9 CRC Current Production CRC Areas of Future Development 1Reservoir characteristics were internally generated based on regional 2D seismic data, 3D seismic data, open hole and mud log data, cores and other reservoir engineering data.